UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2020

TURTLE BEACH CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-35465	27-2767540
(State or other jurisdiction of Incorporation or organization)	Commission File No.	(I.R.S. Employer Identification No.)

11011 Via Frontera, Suite A/B

San Diego, California 92127

(Address of principal executive offices) (Zip Code)

(888) 496-8001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	HEAR	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 7, 2020, Turtle Beach Corporation (the “Company”) entered into an ATM Equity OfferingSM Sales Agreement (the “Sales Agreement”) with BofA Securities, Inc. (the “Sales Agent”). Pursuant to the terms of the Sales Agreement, the Company may sell from time to time through the Sales Agent shares of the Company’s common stock, par value $0.001 per share, having an aggregate offering price of up to $30,000,000 (the “Shares”). Sales of Shares, if any, may be made by means of transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including block trades, ordinary brokers’ transactions on the Nasdaq Global Market (“Nasdaq”) or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices, or by any other method permitted by law. The Company intends to use the net proceeds from the offering, after deducting the Sales Agent’s commissions and the Company’s offering expenses, to support its strategic growth plans, as well as for general corporate purposes.

Under the terms of the Sales Agreement, the Company may also sell Shares to the Sales Agent as principal for its own account at a price to be agreed upon at the time of sale. Any sale of Shares to the Sales Agent as principal would be pursuant to the terms of a separate agreement between the Company and the Sales Agent.

The Company has no obligation to sell any of the Shares under the Sales Agreement and may at any time suspend solicitation and offers under the Sales Agreement.

The Shares will be offered and sold pursuant to the registration statement on Form S-3 filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) August 6, 2018, and declared effective on August 13, 2018 (the “Registration Statement”), and the prospectus supplement related to the Shares, dated August 7, 2020, that will be filed with the SEC.

The foregoing summary of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, which is attached as an exhibit to the Registration Statement and incorporated by reference into this Item 1.01.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any Shares, nor shall there be any sale of Shares in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit No.	Exhibit Name

1.1	ATM Equity OfferingSM Sales Agreement, dated August 7, 2020, by and between the Company and BofA Securities, Inc.

5.1	Opinion of Snell & Wilmer L.L.P.

23.1	Consent of Snell & Wilmer L.L.P. (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: August 7, 2020

TURTLE BEACH CORPORATION

By:	/S/ JOHN T. HANSON
John T. Hanson
Chief Financial Officer, Treasurer and Secretary